Provision for Income Taxes	6 Months Ended
Jun. 30, 2026
Provision for Income Taxes [Abstract]
PROVISION FOR INCOME TAXES

NOTE 15 — PROVISION FOR INCOME TAXES

Cayman Islands

NewGenIvf Limited was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under current Cayman Islands law. In addition, upon payment of dividends by these entities to the shareholders, no Cayman Islands withholding tax will be imposed.

HK SAR

Under the two-tiered profits tax rates regime, Hong Kong tax residents are subject to Hong Kong Profits Tax in respect of profits arising in or derived from Hong Kong at 8.25% for the first HK$2 million of profits of the qualifying group entity, and profits above HK$2 million will be taxed at 16.5%. The profits of group entities not qualifying for the two-tiered profits tax rates regime will continue to be taxed at a flat rate of 16.5%.

Accordingly, the HK SAR profits tax is calculated at 8.25% on the first HK$2 million of the estimated assessable profits and at 16.5% on the remaining estimated assessable profits.

Thailand

The companies incorporated in Thailand are taxed on worldwide income. A company incorporated abroad is taxed on its profits arising from or in consequence of the business carried on in Thailand. The corporate income tax (CIT) rate is 20%. A foreign company not carrying on business in Thailand is subject to a final withholding tax (WHT) on certain types of assessable income (e.g. interest, dividends, royalties, rentals, and service fees) paid from or in Thailand. The rate of tax is generally 15%, except for dividends, which is 10%, while other rates may apply under the provisions of a double tax treaty (DTT).

Cambodia

The standard rate of corporate income tax (“CIT”) for companies and permanent establishments who are classified as medium and large taxpayers is 20%. For companies and permanent establishments who are classified as small taxpayers, the CIT rates are progressive rates from 0% to 20%. In view of the annual turnover of the company, the annual turnover ranges from KHR1 billion to KHR6 billion for service and commercial sectors, the company shall consider as the medium-sized company.

Kyrgyzstan

The company is subject to a corporate income tax on their aggregate annual income earned worldwide. Non-resident legal entities carrying out business activities through a permanent establishment in Kyrgyzstan are subject to profit tax on the income attributed to the activities of that permanent establishments. During the period ended June 30, 2026, no tax payable is accrued and reversed accordingly.

Profit tax is calculated at a rate of 10% of aggregate annual income less allowed deductions.

Significant components of the provisions for income taxes for the year ended December 31, 2025, and the six months period ended June 30, 2026 were as follows:

	June 30, 2026	June 30, 2025
Current tax provision Kyrgyzstan	$—	$—
Over provision of tax in prior year Kyrgyzstan	—	—
Current tax provision Cambodia	—	—
Total tax (income) expense	$—	$—

	June 30, 2026	June 30, 2025
Profit / (Loss) Income before taxes	$(8,079,392)	$9,728,723
Tax credit (expense) at the effective tax rates	(122,670)	1,705,862
Tax effect on non-taxable income	(4)	(3,682,167)
Tax effect on non-deductible expenses	123,033	1,975,290
Tax losses unable to be utilized	(359)	1,015
Tax (income) expense	$—	$—

Deferred tax asset, net

Significant components of deferred tax assets, net were as follows:

	June 30, 2026	December 31, 2025
	USD	USD
Deferred tax assets:
– Net operating loss carry forward	—	—
Less: valuation allowance	—	—
Deferred tax assets, net	—	—

As of June 30, 2026 and December 31, 2025 the Company had net operating loss carry forward of Nil. The Company believes it is less likely than not that its operations will be able to fully utilize its deferred tax assets, if any, related to the net operating loss carry forward. As a result, the Company provided 100% allowance on deferred tax assets on net operating loss.